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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): APRIL 15, 2002



                               POLYONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                 OHIO                                   1-16091                         34-1730488
     (State or Other Jurisdiction                     (Commission                      (IRS Employer
           of Incorporation)                         File Number)                   Identification No.)


         SUITE 36-5000, 200 PUBLIC SQUARE
         CLEVELAND, OHIO                                                                44114-2304
         (Address of Principal Executive Offices)                                       (Zip Code)

         Registrant's telephone number, including area code:  (216) 589-4000



                                 Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS.

         On April 15, 2002, PolyOne Corporation (the "Company") announced that it intends to offer $200 million of its Senior Notes due 2012 in a transaction exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued April 15, 2002 as Exhibit 99.1 hereto.

         The Notes to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.















ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated April 15, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POLYONE CORPORATION


                                       By: /s/ Gregory P. Smith
                                          -------------------------------------
                                           Name:    Gregory P. Smith
                                           Title:   Controller



Date:  April 15, 2002


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                                  EXHIBIT INDEX
                                  -------------

           Exhibit
           Number              Description
           ------              -----------

            99.1               Press Release, dated April 15, 2002